UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09891

DREYFUS PREMIER OPPORTUNITY FUNDS
- Dreyfus Premier Enterprise Fund
- Dreyfus Premier Natural Resources Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	09/30
Date of reporting period:	09/30/07

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review and Approval
of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Enterprise Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Enterprise Fund, covering the 12-month period from October 1, 2006, through September 30, 2007.

An intensifying credit crisis over the summer of 2007 produced heightened turbulence in U.S. financial markets. As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious.This change led to sharp stock market declines in July and early August. However, rate cuts from the Federal Reserve Board (the “Fed”) in August and September seemed to restore investor confidence, and some equity market indices ended the reporting period near their all-time highs.

It appears that the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Plus, a weakening U.S. dollar and rising commodities and energy prices have given the Fed the daunting task of balancing both inflationary concerns and the risk of an economic slowdown simultaneously. In our view, we believe that the U.S. economy is still quite resilient and the Fed’s recent actions are likely to continue to produce opportunities for some market sectors and additional challenges for others. Since each investor’s situation is unique, we encourage you to talk about these investment matters with your financial advisor, who can help you make the right adjustments for your portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation October 15, 2007
2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2006, through September 30, 2007, as provided by James D. Padgett, CFA, Portfolio Manager

Fund and Market Performance Overview

Although stocks generally advanced during the reporting period, market leadership shifted from small-cap companies to larger ones as the U.S. economy slowed, a credit crisis spread from sub-prime mortgages to other financial markets, and investors grew less tolerant of risk. Micro-cap stocks fared particularly poorly in this changing environ-ment.As a result, the fund produced lower returns than its benchmark, which has a higher average market cap than the fund at approximately $1.4 billion vs. $550 million for the fund. In addition, the fund’s results were constrained by disappointing security selections in the consumer discretionary, health care and technology sectors.

For the 12-month period ended September 30, 2007, Dreyfus Premier Enterprise Fund produced total returns of 12.04% for Class A shares, 11.12% for Class B shares, 11.21% for Class C shares and 11.77% for ClassT shares.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of 18.94% .2

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of its assets in the stocks of micro-cap companies, which typically are small (under $650 million market cap) and relatively unknown.The fund may also invest in larger companies if we believe they represent better prospects for capital appreciation. Although the fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities. The fund’s investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The fund may also invest in securities issued by exchange-traded investment companies, which are designed to track a specific equity index.

We look for companies with fundamental strengths that indicate the potential for strong profit growth.We focus on individual stock selection, searching one by one for companies with one or more of the following characteristics: strong management teams; competitive industry positions; focused business plans;compelling product or market opportunities;strong

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

business prospects; and the ability to benefit from changes in technology, regulations or industry sector trends.

A Maturing Economy and Sub-Prime Mortgage Woes Weighed on Micro-Cap Stocks

Macroeconomic factors produced headwinds that caused micro-cap stocks to lag other capitalization ranges by a substantial margin during the reporting period. As a point of reference, during the first three calendar quarters of 2007, the Russell Microcap Growth Index advanced only 3.5%, far below the 9.4% return of the Russell 2000 Growth Index over the same time period. In addition, during this period, the growth style of investing generally outperformed the “growth at a reasonable price” approach that we employ.These two trends were influenced by the maturation of the economic cycle and expectations around U.S. monetary policy. After several years of expansion, U.S. economic growth began to moderate early in the reporting period, largely triggered by weakness in the housing sector.Yet, because of persistent inflationary pressures, the Federal Reserve Board (the “Fed”) during the first half of 2007 refrained from reducing short-term interest rates, which had climbed from 1% to 5.25% between 2004 and 2006.

The combination of lower housing prices and higher short-term interest rates put pressure on homeowners, an unexpectedly large number of whom defaulted on their sub-prime mortgages.Turmoil in the sub-prime mortgage sector spread to other areas of the financial markets in mid-June, causing investors to reassess their attitudes toward risk and turn away from smaller, more speculative companies. In an attempt to restore market stability, the Fed reduced key short-term interest rates in August and September of 2007.Stocks subsequently rallied,but the rebound was more pronounced among large-cap stocks than smaller ones.

Our Stock Selection Strategy Produced Mixed Results

The fund’s performance also was influenced by some disappointing stock selections, which were particularly negative within the fund’s consumer discretionary holdings. Directed Electronics, which makes speakers for home theater systems and other audio equipment, was hurt by sales shortfalls and concerns regarding consolidation among customers in the satellite radio industry.Heely’s,the makers of “skate shoes,”struggled with higher-than-expected retail inventories.The position was sold during the reporting period. In the health care sector, a new drug from Penwest Pharmaceuticals failed to meet early sales and prescription expectations.

4

Among technology companies, Liquidity Services, which helps companies liquidate unsold goods through online auctions, realized some minor setbacks in ramping relationships with commercial customers. Fund performance was also hurt by Flanders Corp., which makes air filtration products, as the company continued to be hampered by poor management execution.

These disappointments were offset to a degree by better results in other market sectors.The consumer staples sector was a bright spot during the reporting period, with above-average returns from a number of holdings. The fund’s holdings in the industrial sector also fared relatively well.In this sector, private prison operator GEO Group benefited from favorable supply-and-demand dynamics; meanwhile, floor cleaning equipment maker Tennant Co. achieved greater-than-expected manufacturing efficiencies. In the energy sector, oil drilling equipment provider T-3 Energy Services boosted its earnings prospects by expanding into new markets. In other areas, restaurant chain Buffalo Wild Wings bolstered same-store sales with an effective advertising campaign, while digital audio pioneer DTS Inc. gained value after announcing plans to shed a money-losing operation.

Positioned for a New Phase of the Economic Cycle

We remain confident in the ability of our longstanding investment approach to identify attractive investments among micro-cap companies. In fact, recent market weakness may provide new opportunities to purchase, at more attractive prices, the stocks of small companies that we believe are poised for long-term growth.

October 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Since the fund’s inception, a significant portion of the fund’s performance has been attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
Since the fund’s inception, a significant portion of the fund’s performance has been attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class T shares of Dreyfus
Premier Enterprise Fund on 11/27/00 (inception date) to a $10,000 investment made in the Russell 2000 Growth
Index (the “Index”) on that date. For comparative purposes, the value of the Index on 11/30/00 is used as the beginning value on 11/27/00. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/07

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	11/27/00	5.58%	21.49%	14.26%
without sales charge	11/27/00	12.04%	22.94%	15.25%
Class B shares
with applicable redemption charge †	11/27/00	7.53%	21.79%	14.47%
without redemption	11/27/00	11.12%	21.97%	14.47%
Class C shares
with applicable redemption charge ††	11/27/00	10.31%	22.02%	14.38%
without redemption	11/27/00	11.21%	22.02%	14.38%
Class T shares
with applicable sales charge (4.5%)	11/27/00	6.75%	21.47%	14.15%
without sales charge	11/27/00	11.77%	22.60%	14.93%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Enterprise Fund from April 1, 2007 to September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2007

	Class A	Class B	Class C	Class T

Expenses paid per $1,000 †	$ 12.39	$ 16.43	$ 16.28	$ 13.86
Ending value (after expenses)	$1,033.60	$1,029.50	$1,030.00	$1,032.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2007

	Class A	Class B	Class C	Class T

Expenses paid per $1,000 †	$ 12.26	$ 16.27	$ 16.12	$ 13.72
Ending value (after expenses)	$1,012.89	$1,008.87	$1,009.02	$1,011.43

† Expenses are equal to the fund’s annualized expense ratio of 2.43% for Class A, 3.23% for Class B, 3.20% for Class C and 2.72% for Class T; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS September 30, 2007
Common Stocks—97.9%	Shares	Value ($)

Consumer Discretionary—16.6%
Buffalo Wild Wings	40,900 [a,b]	1,542,748
Cache	198,930 [a,b]	3,550,900
Casual Male Retail Group	195,000 [a,b]	1,747,200
Directed Electronics	306,700 [a,b]	1,223,733
G-III Apparel Group	182,437 [b]	3,592,185
Guitar Center	37,740 [a,b]	2,237,982
Lifetime Brands	109,100 [a]	2,213,639
McCormick & Schmick’s
Seafood Restaurants	214,283 [a,b]	4,034,949
Monarch Casino & Resort	5,155 [b]	146,660
Morton’s Restaurant Group	122,800 [b]	1,952,520
Red Lion Hotels	153,000 [b]	1,575,900
Systemax	114,200 [a]	2,334,248
Town Sports International Holdings	289,073 [b]	4,396,800
Universal Electronics	105,400 [a,b]	3,425,500
Wet Seal, Cl. A	471,700 [a,b]	1,825,479
		35,800,443
Consumer Staples—1.6%
Jones Soda	104,327 [a,b]	1,258,184
Susser Holdings	106,200 [b]	2,256,750
		3,514,934
Energy—7.8%
Arena Resources	34,600 [a,b]	2,266,300
ENGlobal	356,300 [a,b]	4,065,383
Evergreen Energy	223,500 [a,b]	1,139,850
PowerSecure International	207,400 [a,b]	2,584,204
T-3 Energy Services	120,930 [a,b]	5,156,455
Tetra Technologies	78,350 [a,b]	1,656,319
		16,868,511
Exchange Traded Funds—6.9%
iShares Nasdaq Biotechnology Index Fund	40,700 [a,b]	3,378,100
PowerShares Dynamic Biotechnology
& Genome Portfolio	173,600 [a,b]	3,317,496
Powershares QQQ	159,600 [a]	8,205,036
		14,900,632

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial—5.5%
AmericanWest Bancorp	62,350 [a]	1,222,683
Columbia Banking System	42,400 [a]	1,349,168
Community Bancorp/NV	45,950 [a,b]	1,155,183
First Mercury Financial	70,330 [b]	1,512,798
Grubb & Ellis	256,900 [b]	2,389,170
Hallmark Financial Services	145,700 [b]	2,047,085
Marlin Business Services	64,500 [b]	924,285
Thomas Weisel Partners Group	80,100 [a,b]	1,162,251
		11,762,623
Health Care—15.3%
Air Methods	36,400 [a,b]	1,681,680
Auxilium Pharmaceuticals	55,425 [a,b]	1,168,359
Five Star Quality Care	236,200 [a,b]	1,941,564
I-Flow	322,375 [a,b]	5,992,951
LHC Group	155,600 [a,b]	3,340,732
Matrixx Initiatives	175,491 [b]	3,467,702
Metabolix	76,000 [b]	1,843,760
Penwest Pharmaceuticals	340,800 [a,b]	3,752,208
PSS World Medical	53,400 [b]	1,021,542
Res-Care	299,100 [a,b]	6,831,444
Volcano	69,354 [a,b]	1,140,180
Xtent	100,000 [a,b]	850,000
		33,032,122
Industrials—18.4%
Angelica	129,400	2,550,474
AZZ	80,700 [b]	2,821,272
Celadon Group	115,600 [a,b]	1,360,612
First Consulting Group	268,700 [b]	2,767,610
Flanders	263,775 [a,b]	1,205,452
Geo Group	92,574 [a,b]	2,741,116
HAPC	550,000 [b]	3,228,500
Hardinge	63,900	2,225,637
Hub Group, Cl. A	75,100 [a,b]	2,255,253
ICT Group	65,939 [a,b]	884,242
Innerworkings	190,000 [a,b]	3,273,700
LMI Aerospace	141,400 [b]	3,273,410

10

Common Stocks (continued)	Shares	Value ($)

Industrials (continued)
Multi-Color	62,800	1,433,096
Old Dominion Freight Line	42,139 [a,b]	1,010,072
PeopleSupport	102,269 [a,b]	1,223,137
Rush Enterprises, Cl. A	91,025 [a,b]	2,307,484
Tennant	102,100 [a]	4,972,270
		39,533,337
Information Technology—22.2%
Anaren	115,500 [a,b]	1,628,550
Brocade Communications Systems	218,500 [b]	1,870,360
CSG Systems International	124,500 [a,b]	2,645,625
DTS	148,865 [a,b]	4,521,030
Goldleaf Financial Solutions	93,544 [b]	304,018
InterVoice	121,118 [a,b]	1,137,298
Liquidity Services	297,800 [a,b]	3,272,822
Mentor Graphics	219,900 [a,b]	3,320,490
Micrel	252,300 [a]	2,724,840
Microtune	302,800 [a,b]	1,822,856
Mind CTI	494,200	1,240,442
MIPS Technologies	207,575 [a,b]	1,639,843
Ness Technologies	159,400 [b]	1,740,648
Plantronics	56,700 [a]	1,618,785
Radiant Systems	70,350 [a,b]	1,113,641
RADWARE	212,700 [b]	3,337,263
Radyne	144,100 [b]	1,518,814
Rudolph Technologies	205,350 [a,b]	2,839,990
Semtech	202,900 [a,b]	4,155,392
Ultratech	149,519 [a,b]	2,072,333
Website Pros	303,900 [a,b]	3,178,794
		47,703,834
Materials—3.6%
Balchem	189,400	3,865,654
Horsehead Holding	94,350 [a,b]	2,115,327
Northwest Pipe	46,300 [b]	1,751,066
		7,732,047
Total Common Stocks
(cost $194,688,683)		210,848,483

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,343,000)	3,343,000 [c]	3,343,000

Investment of Cash Collateral
for Securities Loaned—33.3%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $71,835,124)	71,835,124 [c]	71,835,124

Total Investments (cost $269,866,807)	132.8%	286,026,607
Liabilities, Less Cash and Receivables	(32.8%)	(70,614,309)
Net Assets	100.0%	215,412,298

[a] All or a portion of these securities are on loan. At September 30, 2007, the total market value of the fund’s securities on loan is $68,438,133 and the total market value of the collateral held by the fund is $72,294,148, consisting of cash collateral of $71,835,124 and U.S. Government and agency securities valued at $459,024.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	34.9	Exchange Traded Funds	6.9
Information Technology	22.2	Financial	5.5
Industrials	18.4	Materials	3.6
Consumer Discretionary	16.6	Consumer Staples	1.6
Health Care	15.3
Energy	7.8		132.8

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007

			Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $68,438,133)—Note 1(c):
Unaffiliated issuers			194,688,683	210,848,483
Affiliated issuers			75,178,124	75,178,124
Receivable for investment securities sold				5,388,686
Dividends and interest receivable				85,010
Prepaid expenses				41,045
				291,541,348

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				434,361
Cash overdraft due to custodian				603,905
Liability for securities on loan—Note 1(c)				71,835,124
Payable for shares of Beneficial Interest redeemed				1,642,982
Payable for investment securities purchased				1,476,353
Accrued expenses				136,325
				76,129,050

Net Assets ($)				215,412,298

Composition of Net Assets ($):
Paid-in capital				166,995,320
Accumulated net realized gain (loss) on investments				32,257,178
Accumulated net unrealized appreciation
(depreciation) on investments				16,159,800

Net Assets ($)				215,412,298

Net Asset Value Per Share
	Class A	Class B	Class C	Class T

Net Assets ($)	124,125,164	32,580,122	56,923,611	1,783,401
Shares Outstanding	5,520,044	1,557,366	2,715,746	81,374

Net Asset Value Per Share ($)	22.49	20.92	20.96	21.92

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended September 30, 2007
Investment Income ($):
Income:
Cash dividends (net of $19,768 foreign taxes withheld at source):
Unaffiliated issuers	380,226
Affiliated issuers	526,869
Income from securities lending	635,731
Total Income	1,542,826
Expenses:
Investment advisory fee—Note 3(a):
Basic Fee	3,174,519
Performance adjustment	1,769,302
Shareholder servicing costs—Note 3(c)	1,033,116
Distribution fees—Note 3(b)	788,637
Registration fees	50,622
Prospectus and shareholders’ reports	50,285
Professional fees	30,002
Custodian fees—Note 3(c)	25,509
Trustees’ fees and expenses—Note 3(d)	4,211
Miscellaneous	18,550
Total Expenses	6,944,753
Investment (Loss)—Net	(5,401,927)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	43,132,466
Net unrealized appreciation (depreciation) on investments	(8,280,205)
Net Realized and Unrealized Gain (Loss) on Investments	34,852,261
Net Increase in Net Assets Resulting from Operations	29,450,334

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2007	2006

Operations ($):
Investment (loss)—net	(5,401,927)	(5,604,122)
Net realized gain (loss) on investments	43,132,466	54,277,142
Net unrealized appreciation
(depreciation) on investments	(8,280,205)	(9,659,351)
Net Increase (Decrease) in Net Assets
Resulting from Operations	29,450,334	39,013,669

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(29,011,725)	(11,249,637)
Class B shares	(7,948,930)	(3,973,742)
Class C shares	(13,505,126)	(5,535,023)
Class T shares	(438,602)	(174,871)
Total Dividends	(50,904,383)	(20,933,273)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	9,517,482	41,465,436
Class B shares	714,736	2,531,962
Class C shares	3,647,897	13,200,083
Class T shares	2,377	738,323
Dividends reinvested:
Class A shares	24,656,459	9,308,618
Class B shares	6,525,156	3,242,329
Class C shares	8,916,392	3,572,632
Class T shares	420,841	167,314
Cost of shares redeemed:
Class A shares	(48,938,162)	(39,251,703)
Class B shares	(14,954,755)	(10,912,913)
Class C shares	(17,609,984)	(12,848,509)
Class T shares	(693,360)	(702,076)
Capital contribution by Dreyfus—Note 3(a)	—	1,301,858
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(27,794,921)	11,813,354
Total Increase (Decrease) in Net Assets	(49,248,970)	29,893,750

Net Assets ($):
Beginning of Period	264,661,268	234,767,518
End of Period	215,412,298	264,661,268

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	407,869	1,748,774
Shares issued for dividends reinvested	1,140,757	410,994
Shares redeemed	(2,166,212)	(1,645,571)
Net Increase (Decrease) in Shares Outstanding	(617,586)	514,197

Class B [a]
Shares sold	35,291	112,897
Shares issued for dividends reinvested	322,389	149,693
Shares redeemed	(680,627)	(471,053)
Net Increase (Decrease) in Shares Outstanding	(322,947)	(208,463)

Class C
Shares sold	179,874	584,754
Shares issued for dividends reinvested	439,668	164,944
Shares redeemed	(829,762)	(558,486)
Net Increase (Decrease) in Shares Outstanding	(210,220)	191,212

Class T
Shares sold	113	31,380
Shares issued for dividends reinvested	19,926	7,510
Shares redeemed	(31,920)	(29,886)
Net Increase (Decrease) in Shares Outstanding	(11,881)	9,004

[a]	During the period ended September 30, 2007, 224,449 Class B shares representing $5,167,892 were automatically converted to 211,641 Class A shares and during the period ended September 30, 2006, 110,212
Class B shares representing $2,610,014 were automatically converted to 105,068 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	24.52	22.70	20.93	17.41	11.64
Investment Operations:
Investment (loss)—net [a]	(.42)	(.42)	(.40)	(.47)	(.36)
Net realized and unrealized
gain (loss) on investments	3.18	4.05	4.34	3.99	6.13
Total from Investment Operations	2.76	3.63	3.94	3.52	5.77
Distributions:
Dividends from net realized
gain on investments	(4.79)	(1.93)	(2.17)	—	—
Capital contribution by Dreyfus	—	.12	—	—	—
Net asset value, end of period	22.49	24.52	22.70	20.93	17.41

Total Return (%) [b]	12.04	17.21[c]	18.92	20.22	49.57

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.41	2.28	2.27	2.50	2.87
Ratio of net expenses
to average net assets	2.41	2.28	2.27	2.50	2.87
Ratio of net investment (loss)
to average net assets	(1.80)	(1.71)	(1.84)	(2.21)	(2.64)
Portfolio Turnover Rate	102.80	124.94	156.48	138.14	164.61

Net Assets, end of period ($ x 1,000)	124,125	150,493	127,664	93,371	43,247

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	If capital contribution as described in Note 3(a) had not been made by Dreyfus, total return for the year ended
September 30, 2006 would have been 16.64%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	23.26	21.80	20.32	17.04	11.48
Investment Operations:
Investment (loss)—net [a]	(.56)	(.57)	(.55)	(.61)	(.46)
Net realized and unrealized
gain (loss) on investments	3.01	3.84	4.20	3.89	6.02
Total from Investment Operations	2.45	3.27	3.65	3.28	5.56
Distributions:
Dividends from net realized
gain on investments	(4.79)	(1.93)	(2.17)	—	—
Capital contribution by Dreyfus	—	.12	—	—	—
Net asset value, end of period	20.92	23.26	21.80	20.32	17.04

Total Return (%) [b]	11.12	16.31[c]	17.99	19.25	48.43

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.20	3.07	3.05	3.28	3.65
Ratio of net expenses
to average net assets	3.20	3.07	3.05	3.28	3.65
Ratio of net investment (loss)
to average net assets	(2.60)	(2.50)	(2.63)	(3.01)	(3.42)
Portfolio Turnover Rate	102.80	124.94	156.48	138.14	164.61

Net Assets, end of period ($ x 1,000)	32,580	43,738	45,544	40,525	23,970

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	If capital contribution as described in Note 3(a) had not been made by Dreyfus, total return for the year ended
September 30, 2006 would have been 15.71%.
See notes to financial statements.

18

		Year Ended September 30,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	23.30	21.82	20.34	17.05	11.48
Investment Operations:
Investment (loss)—net [a]	(.56)	(.58)	(.55)	(.61)	(.45)
Net realized and unrealized
gain (loss) on investments	3.01	3.87	4.20	3.90	6.02
Total from Investment Operations	2.45	3.29	3.65	3.29	5.57
Distributions:
Dividends from net realized
gain on investments	(4.79)	(1.93)	(2.17)	—	—
Capital contribution by Dreyfus	—	.12	—	—	—
Net asset value, end of period	20.96	23.30	21.82	20.34	17.05

Total Return (%) [b]	11.21	16.34[c]	17.98	19.30	48.52

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.18	3.06	3.04	3.27	3.62
Ratio of net expenses
to average net assets	3.18	3.06	3.04	3.27	3.62
Ratio of net investment (loss)
to average net assets	(2.57)	(2.49)	(2.62)	(3.00)	(3.39)
Portfolio Turnover Rate	102.80	124.94	156.48	138.14	164.61

Net Assets, end of period ($ x 1,000)	56,924	68,186	59,675	49,038	25,503

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	If capital contribution as described in Note 3(a) had not been made by Dreyfus, total return for the year ended
September 30, 2006 would have been 15.74%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

Class T Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	24.07	22.37	20.71	17.28	11.58
Investment Operations:
Investment (loss)—net [a]	(.47)	(.48)	(.46)	(.52)	(.40)
Net realized and unrealized
gain (loss) on investments	3.11	3.99	4.29	3.95	6.10
Total from Investment Operations	2.64	3.51	3.83	3.43	5.70
Distributions:
Dividends from net realized
gain on investments	(4.79)	(1.93)	(2.17)	—	—
Capital contribution by Dreyfus	—	.12	—	—	—
Net asset value, end of period	21.92	24.07	22.37	20.71	17.28

Total Return (%) [b]	11.77	16.86[c]	18.57	19.85	49.22

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.68	2.57	2.55	2.78	3.14
Ratio of net expenses
to average net assets	2.68	2.56	2.54	2.78	3.14
Ratio of net investment (loss)
to average net assets	(2.08)	(2.00)	(2.12)	(2.50)	(2.91)
Portfolio Turnover Rate	102.80	124.94	156.48	138.14	164.61

Net Assets, end of period ($ x 1,000)	1,783	2,245	1,885	1,697	795

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	If capital contribution as described in Note 3(a) had not been made by Dreyfus, total return for the year ended
September 30, 2006 would have been 16.28%.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Enterprise Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective is capital appreciation.The Dreyfus Corporation (“Manager” or “Dreyfus”) serves as the fund’s investment adviser. Founders Asset Management LLC (“Founders”) serves as the fund’s sub-investment adviser. Founders is a 90% owned subsidiary of Mellon Financial.The fund is closed to new investors.The fund’s Board members and members of the fund’s Investment management team each will be allowed to open new accounts with a one time investment in the fund.

On July 1,2007,Mellon Financial Corporation (“Mellon Financial”) and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and

22

futures contracts. For other securities that are fair valued by the Board of Directors,certain factors may be considered such as:fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net real-

24

ized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At September 30, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,764,700, undistributed capital gains $22,508,918 and unrealized appreciation $15,143,360.

The tax characters of distributions paid to shareholders during the fiscal periods ended September 30, 2007 and September 30, 2006, were as follows: ordinary income $30,570,267 and $9,174,593 and long-term capital gains $20,334,116 and $11,758,680, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $5,401,927 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended September 30, 2007, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement with Dreyfus, the fund pays Dreyfus a monthly base fee equal to 1/12th of 1.25% of daily net assets averaged over the most recent month. Each month, before the base fee is paid, the base fee may be increased, or decreased, by a performance adjustment, at the monthly rate of 1/12th of .10% of daily net assets averaged over the past rolling 36 months for each percentage point by which the investment performance of the fund exceeds, or is exceeded by, the performance of the fund’s reference index, the Russell 2000 Growth Index over the past rolling 36 months.The maximum performance adjustment for any month cannot exceed a monthly rate of 1/12 of .80% of daily net assets averaged over the past rolling 36 months.The minimum performance adjustment for any month cannot exceed a monthly rate of 1/12th of (.80%) of daily net assets averaged over the past rolling 36 months. The base fee, as adjusted, is accrued daily. During the period ended September 30, 2007, the management fee accrued by the fund (i.e., the sum of each monthly accrual of the

26

base fee as adjusted by the performance adjustment), amounted to 1.95% of the funds average daily net assets, on an annualized basis.

In a September 7, 2006 Order issued by the Securities and Exchange (the “Commission”), Dreyfus was ordered to discontinue calculating the performance adjustment to the management fee under the methodology historically used, and to adjust the calculation in conformity with Section 205(b)(2) and Rule 205-(b)(2) under the Investment Advisers Act of 1940, as amended. Due to prior discussions with the Commission Dreyfus had already adjusted the method used to calculate the management fee. In addition, Dreyfus had agreed to reimburse the fund for any overcharge resulting from the old methodology, plus interest.As a result, on November 28, 2005, the manager made a capital contribution of $1,301,858 to the fund, which represented approximately 0.52% of the fund’s net assets on that date.The capital contribution, which is reflected in the fund’s Paid-in-Capital and the Statement of Changes in Net Assets, reflected an adjustment in the methodology used to calculate the management fee of the fund. Dreyfus believes that this matter does not have a material adverse financial impact on the fund or negatively impacts Dreyfus’s ability to render investment services to the fund.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus. Dreyfus pays Founders a sub-investment advisory fee equal to one-half of the management fee that Dreyfus receives from the fund.

During the period ended September 30, 2007, the Distributor retained $21 from commissions earned on sales of the fund’s Class A shares and $89,937 and $5,656 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the average daily net assets of Class B and Class C shares, and .25% of the

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets of Class T shares. During the period ended September 30, 2007, Class B, Class C and Class T shares were charged $288,074, $495,245 and $5,318, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2007, Class A, Class B, Class C and Class T shares were charged $368,479, $96,025, $165,082 and $5,318, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2007, the fund was charged $138,041 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2007, the fund was charged $25,509 pursuant to the custody agreement.

During the period ended September 30, 2007, the fund was charged $4,579 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $302,298, Rule 12b-1 distribution plan fees $55,304, shareholder services plan fees $44,330, custodian fees, $7,041, chief compliance officer fees $2,410 and transfer agency per account fees $22,978.

28

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2007, amounted to $249,325,491 and $326,388,105, respectively.

At September 30, 2007, the cost of investments for federal income tax purposes was $270,883,247; accordingly, accumulated net unrealized appreciation on investments was $15,143,360, consisting of $32,950,574 gross unrealized appreciation and $17,807,214 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier Enterprise Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Enterprise Fund (one of the funds comprising Dreyfus Premier Opportunity Funds) as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Enterprise Fund at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York November 15, 2007
30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $1.9130 per share as a long-term capital gain distribution and $2.8760 per share as a short-term capital gain distribution of the $4.7890 per share paid on December 19, 2006. Also the fund hereby designates 0.46% of the ordinary dividends paid during the fiscal year ended September 30, 2007 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,836 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At meetings of the Board of Trustees of the Company held on July 19-20, 2007, the Board considered the re-approval of the fund’s Management Agreement, as amended and restated, for another one year term,pursuant to which the Manager provides the fund with investment advisory and administrative services, and of the Sub-Investment Advisory Agreement, as amended and restated, between the Manager and Founders Asset Management LLC (“Founders”), pursuant to which Founders provides day-to-day management of the fund’s portfolio subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the fund’s Management Agreement, and by Founders pursuant to the Sub-Investment Advisory Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Founders’ research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the

32

Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Founders.

Comparative Analysis of the Fund’s Management Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds and a broader group of funds that were selected by Lipper and are not subject to a performance management fee (“Expense Group I” and “Expense Universe I,” respectively) and with a group of comparable funds and a broader group of funds that were selected by Lipper and are subject to a performance management fee (“Expense Group II” and “Expense Universe II,” respectively).The fund is subject to a performance management fee, as more particularly described in Note 3 to the fund’s financial statements. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and performance. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of management fees and expense ratios of the funds in each Expense Group and Expense Universe, and noted that the fund’s expense ratio, based on the fund’s basic management fee, ranked in the fifth quintile (among the highest expense ratios) of Expense Group I and Expense Universe I and that the fund’s expense ratio, based on the fund’s performance management fee, ranked in the fourth quintile (above the median) of Expense Group II and Expense Universe II.The Manager reviewed the basic management fee and the performance adjustments made to the fee as a result of the fund’s performance exceeding the performance of the fund’s benchmark index. The Board noted that, as a result of these performance adjust-

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

ments, the fund’s management fee was the highest of the fees paid by the funds in Expense Group I and Expense Group II, but that the fund’s management fee could decrease to levels that are below those of the funds in Expense Group I and Expense Group II in the event of the underperformance of the fund relative to its benchmark.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and comparisons of performance to two groups of funds that were composed of the same funds included in Expense Group I and Expense Group II (“Performance Group I” and “Performance Group II,” respectively) and to two corresponding broader groups of funds (“Performance Universe I” and “Performance Universe II,” respectively).The Manager also provided a comparison of the fund’s calendar year total returns to the returns of its benchmark index. The Board noted that the fund’s performance was above the medians of Performance Group I and Performance Group II and of Performance Universe I and Performance Universe II for each of the reported periods ended May 31, 2007, except the 1-year periods of Performance Group I, Performance Universe I and Performance Universe II, for which the fund’s performance was equal to or below the median.The Board also noted that the fund’s performance for the 5-year period was the highest of Performance Group I and that its performance for the 3-, 4- and 5-year periods was the highest of Performance Group II.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of the Manager also noted that there were no other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the management

34

fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds managed by the Manager to evaluate the appropriateness and reasonableness of the fund’s management fees.

The Board considered the fee to Founders in relation to the fee paid to the Manager and the respective services provided by Founders and the Manager. The Board also noted that Founders’ fee is paid by the Manager and not by the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager and Founders from acting as investment adviser and sub-investment adviser, respectively, to the fund, including soft dollar arrangements with respect to trading the fund’s portfolio.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. Since the Manager, and not the fund, pays Founders pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Founders’ profitability to be relevant to the deliberations. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the fund:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and Founders to the fund are ade- quate and appropriate.
  The Board was satisfied with the fund’s overall total return performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and management fee information,costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund and that the fee paid by the Manager to Founders is reasonable and appropriate.
36

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that mater- ial economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement, as amended and restated, and Sub-Investment Advisory Agreement, as amended and restated, were in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (2000)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163

———————
Clifford L. Alexander, Jr. (74) Board Member (2000)
Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 53

———————
David W. Burke (71) Board Member (2003)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations: • John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
38

Whitney I. Gerard (72) Board Member (2003)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28

———————
George L. Perry (73) Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 26

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

40

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 41

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval
of the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Natural Resources Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Natural Resources Fund, covering the 12-month period from October 1, 2006, through September 30, 2007.

An intensifying credit crisis over the summer of 2007 produced heightened turbulence in U.S. financial markets. As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious.This change led to sharp stock market declines in July and early August. However, rate cuts from the Federal Reserve Board (the “Fed”) in August and September seemed to restore investor confidence, and some equity market indices ended the reporting period near their all-time highs.

It appears that the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Plus, a weakening U.S. dollar and rising commodities and energy prices have given the Fed the daunting task of balancing both inflationary concerns and the risk of an economic slowdown simultaneously. In our view, we believe that the U.S. economy is still quite resilient and the Fed’s recent actions are likely to continue to produce opportunities for some market sectors and additional challenges for others. Since each investor’s situation is unique, we encourage you to talk about these investment matters with your financial advisor, who can help you make the right adjustments for your portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation October 15, 2007
2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of October 1, 2006, through September 30, 2007, as provided by Alexander S. Marshall and William E. Costello, Portfolio Managers

Fund and Market Performance Overview

Stocks were driven higher by continued global economic growth.While most market sectors gained value, the energy and materials areas led the market’s advance. Rising oil prices and strong industrial demand for energy and raw materials created a profitable environment for companies with exposure to natural resource production. As a result, the Goldman Sachs Natural Resource Index produced significantly greater returns than the fund’s more broadly based benchmark.The fund outperformed both indices, due primarily to effective individual stock selections and an emphasis on equipment and independent oil exploration and production companies.

For the 12-month period ended September 30, 2007, the Dreyfus Premier Natural Resources Fund produced total returns of 43.63% for Class A shares, 42.55% for Class B shares, 42.58% for Class C shares, 44.01% for Class I shares and 43.08% for Class T shares.1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 16.42% for the same period.2The Goldman Sachs Natural Resource Index, which more closely reflects the fund’s composition, returned 40.77% for the period.3

The Fund’s Investment Approach

The fund seeks long-term capital appreciation, normally investing at least 80% of its assets in stocks of companies in natural resources and natural-resource-related sectors. While the fund typically invests in U.S.-based companies, it may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund invests in growth and value stocks, typically maintaining exposure to the major natural resources sectors. Using fundamental research and direct management contact, we seek stocks of companies with strong positions in their sector, sustained achievement records and strong financial conditions.We also look for special situations, such as corporate restructurings, turnarounds or management changes that could increase the stock price.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

High Petroleum Prices Supported Energy Stocks

In contrast to the slowdown in the United States, the global economy continued to grow robustly over the reporting period.The economic expansion was driven, in part, by the ongoing growth of former third-world nations that increasingly have become the world’s low-cost providers of labor and manufacturing. As countries such as China and India build out their industrial infrastructures, demand has remained high for a relatively limited supply of the world’s energy and construction commodities.

After briefly bottoming near $50 a barrel in early 2007, crude oil prices rebounded sharply, ending the reporting period at over $80 a barrel. Because oil-related holdings comprised roughly 80% of the fund’s investments, the fund was well positioned to benefit from these conditions.

The fund further enhanced performance within the energy sector by emphasizing equipment and independent exploration and production companies, which tend to be more sensitive to rising commodity prices than major integrated energy companies. Leading equipment holdings included oil and gas production equipment providers Cameron International and FMC Technologies, drilling rig equipment maker National Oilwell Varco and offshore engineering specialist McDermott International. In the alternative energy sub-sector, Danish wind power equipment maker Vestas Wind Systems also contributed to the fund’s strong returns.

Several independent oil and gas companies helped bolster the fund’s relative performance, including Southwestern Energy, Noble Energy and Range Resources. One of the fund’s smaller-cap names, Arena Resources, produced impressive gains on the strength of its relatively high concentration of oil-related activities. A few of the fund’s investments in the independent oil and gas area, such as Parallel Petroleum, underperformed. However, such laggards proved to be mild compared to gains from other holdings.

While virtually every other industry group in which the fund invested contributed positively to performance, some proved more profitable than others. On the positive side, the fund took advantage of seasonal trading patterns affecting oil refiners, such as Tesoro. Favorable timing in the purchases and sales of refinery stocks generated stronger returns than a simple buy-and-hold strategy would have produced. On the other hand,

4

the fund’s underweighted exposure compared to the Goldman Sachs Natural Resource Index to the diversified metals and mining sector proved less favorable. In particular, lack of exposure to aluminum producers, which benefited from merger activity, and copper producers, which saw higher commodity prices, detracted from the fund’s relative performance.

High Commodity Prices Underlie a Bright Outlook

In light of continued U.S. and global economic growth and the weakening of the U.S. dollar, we believe petroleum prices are likely to remain at profitable levels for independent exploration and production companies.Accordingly, as of the end of the reporting period, we have continued to emphasize companies in this area, particularly those with strong exposure to oil-related activities.While we also have maintained overweighted positions in equipment companies, we have trimmed some of this exposure due to high current valuations. Finally, we are currently deemphasizing refiners based on seasonal trends, and major integrated energy companies appear limited in their growth potential due to their size.

October 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
[3]	SOURCE: Goldman Sachs & Co. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Goldman Sachs Natural Resource Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded natural resources-related
stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. It is a modified capitalization-weighted index and component companies must meet objective criteria for inclusion.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class I and Class T shares of
Dreyfus Premier Natural Resources Fund on 10/31/03 (inception date) to a $10,000 investment made in the
Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance.The
Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/07

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	10/31/03	35.39%	29.52%
without sales charge	10/31/03	43.63%	31.49%
Class B shares
with applicable redemption charge †	10/31/03	38.55%	30.13%
without redemption	10/31/03	42.55%	30.48%
Class C shares
with applicable redemption charge ††	10/31/03	41.58%	30.52%
without redemption	10/31/03	42.58%	30.52%
Class I shares	10/31/03	44.01%	31.84%
Class T shares
with applicable sales charge (4.5%)	10/31/03	36.64%	29.58%
without sales charge	10/31/03	43.08%	31.12%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Natural Resources Fund from April 1, 2007 to September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2007

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 9.01	$ 13.18	$ 12.95	$ 7.89	$ 10.90
Ending value (after expenses)	$1,232.10	$1,227.40	$1,227.30	$1,233.20	$1,229.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2007

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 8.14	$ 11.91	$ 11.71	$ 7.13	$ 9.85
Ending value (after expenses)	$1,017.00	$1,013.24	$1,013.44	$1,018.00	$1,015.29

† Expenses are equal to the fund’s annualized expense ratio of 1.61% for Class A, 2.36% for Class B, 2.32% for Class C, 1.41% for Class I and 1.95% for Class T; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS September 30, 2007
Common Stocks—97.3%	Shares	Value ($)

Energy—76.0%
Anadarko Petroleum	5,300	284,875
Apache	4,500	405,270
Arena Resources	3,230 [a]	211,565
Cabot Oil & Gas	4,600	161,736
Cal Dive International	11,800 [a]	177,000
Cameco	4,600 [b]	212,704
Cameron International	6,580 [a]	607,268
Canadian Natural Resources	6,300	477,225
Carrizo Oil & Gas	9,600 [a]	430,656
Chesapeake Energy	14,010 [b]	493,993
Chevron	4,180	391,164
CNX Gas	6,900 [a]	198,513
Compagnie Generale de
Geophysique-Veritas, ADR	4,800 [a,b]	312,432
Complete Production Services	5,600 [a]	114,688
Concho Resources	27,100 [a]	401,351
Continental Resources	21,100 [a]	382,754
Denbury Resources	10,800 [a]	482,652
Devon Energy	4,800	399,360
Diamond Offshore Drilling	3,200	362,528
EOG Resources	2,700	195,291
EXCO Resources	17,900 [a]	296,066
Exterran Holdings	3,600 [a]	289,224
Exxon Mobil	7,100	657,176
FMC Technologies	10,300 [a]	593,898
Forest Oil	9,900 [a]	426,096
Frontier Oil	3,030	126,169
GlobalSantaFe	3,080	234,142
Goodrich Petroleum	4,930 [a]	156,281
Grant Prideco	7,238 [a]	394,616
Halliburton	7,800	299,520
Helix Energy Solutions Group	13,100 [a,b]	556,226
Hercules Offshore	5,200 [a]	135,772
Hess	3,430	228,198

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Hornbeck Offshore Services	5,040 [a]	184,968
ION Geophysical	9,600 [a,b]	132,768
Marathon Oil	9,300	530,286
Mitcham Industries	11,500 [a]	221,720
National Oilwell Varco	4,800 [a]	693,600
Newfield Exploration	7,600 [a]	366,016
Noble	6,940	340,407
Noble Energy	6,100	427,244
Occidental Petroleum	9,400	602,352
Oceaneering International	3,400 [a]	257,720
Parallel Petroleum	21,000 [a]	356,790
Peabody Energy	9,440	451,893
Pride International	9,700 [a]	354,535
Quicksilver Resources	7,300 [a]	343,465
Range Resources	10,300	418,798
Sandridge Energy	18,000 [a,c]	378,000
Schlumberger	6,700	703,500
Smith International	3,900	278,460
Southwestern Energy	15,240 [a]	637,794
Suncor Energy	4,000	379,240
Sunoco	2,010	142,268
Superior Offshore International	7,500 [a]	84,375
Tenaris, ADR	6,000	315,720
Transocean	3,660 [a]	413,763
TXCO Resources	19,390 [a]	173,734
Ultra Petroleum	6,600 [a]	409,464
Valero Energy	3,910	262,674
Weatherford International	4,460 [a]	299,623
Williams Cos.	3,850	131,131
XTO Energy	12,400	766,816
		22,155,533
Industrials—4.9%
Gamesa Corp Tecnologica	3,130	127,903
McDermott International	13,100 [a]	708,448
URS	2,790 [a]	157,495

10

Common Stocks (continued)	Shares	Value ($)

Industrials (continued)
Vallourec	400	115,245
Vestas Wind Systems	4,200 [a]	331,847
		1,440,938
Materials—10.7%
Agnico-Eagle Mines	6,200	308,760
Agrium	3,000	163,140
Barrick Gold	8,100	326,268
BHP Billiton, ADR	6,100 [b]	479,460
Celanese, Ser. A	6,200	241,676
Freeport-McMoRan Copper & Gold	2,900	304,181
Monsanto	2,600	222,924
Nucor	1,600	95,152
Praxair	2,800	234,528
Rio Tinto, ADR	500 [b]	171,700
Rohm & Haas	1,700	94,639
Teck Cominco, Cl. B	4,400	209,665
Zinifex	16,200	254,741
		3,106,834
Utilities—5.7%
Edison International	3,420	189,639
FPL Group	2,890	175,943
MDU Resources Group	5,920	164,813
ONEOK	4,260	201,924
PG & E	4,310	206,018
Public Service Enterprise Group	2,420	212,936
Questar	9,840	516,895
		1,668,168
Total Common Stocks
(cost $19,695,481)		28,371,473

Other Investment—2.3%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $665,000)	665,000 [d]	665,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—7.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $2,066,390)	2,066,390 [d]	2,066,390

Total Investments (cost $22,426,871)	106.7%	31,102,863
Liabilities, Less Cash and Receivables	(6.7%)	(1,942,502)
Net Assets	100.0%	29,160,361

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At September 30, 2007, the total market value of the fund’s securities on loan is $2,025,991 and the total market value of the collateral held by the fund is $2,066,390.
[c] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, this security amounted to $378,000 or 1.3% of net assets.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Energy	76.0	Utilities	5.7
Materials	10.7	Industrials	4.9
Money Market Investments	9.4		106.7

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES September 30, 2007
				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $2,025,991)—Note 1(c):
Unaffiliated issuers				19,695,481	28,371,473
Affiliated issuers				2,731,390	2,731,390
Cash					74,233
Receivable for shares of Beneficial Interest subscribed					82,008
Cash denominated in foreign currencies				22,532	23,584
Dividends receivable					14,447
Prepaid expenses					38,278
					31,335,413

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					37,225
Liability for securities on loan—Note 1(c)					2,066,390
Payable for shares of Beneficial Interest redeemed					23,689
Accrued expenses					47,748
					2,175,052

Net Assets ($)					29,160,361

Composition of Net Assets ($):
Paid-in capital					18,177,730
Accumulated net realized gain (loss) on investments					2,305,587
Accumulated net unrealized appreciation
(depreciation) on investments					8,677,044

Net Assets ($)					29,160,361

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	16,431,286	5,405,687	5,520,580	696,756	1,106,052
Shares Outstanding	516,117	174,561	177,598	21,681	34,968

Net Asset Value
Per Share ($)	31.84	30.97	31.08	32.14	31.63

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended September 30, 2007
Investment Income ($):
Income:
Cash dividends (net of $1,460 foreign taxes witheld at source):
Unaffiliated issuers	200,685
Affiliated issuers	18,174
Income from securities lending	1,791
Total Income	220,650
Expenses:
Management fee—Note 3(a)	187,233
Shareholder servicing costs—Note 3(c)	103,473
Distribution fees—Note 3(b)	76,539
Registration fees	50,819
Auditing fees	32,826
Prospectus and shareholders’ reports	15,076
Custodian fees—Note 3(c)	7,138
Legal fees	5,849
Interest expense—Note 2	1,834
Trustees’ fees and expenses—Note 3(d)	1,055
Miscellaneous	15,638
Total Expenses	497,480
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(345)
Net Expenses	497,135
Investment (Loss)—Net	(276,485)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,856,457
Net realized gain (loss) on forward currency exchange contracts	84
Net Realized Gain (Loss)	2,856,541
Net unrealized appreciation (depreciation) on
investments and forward foreign currency transactions	6,278,163
Net Realized and Unrealized Gain (Loss) on Investments	9,134,704
Net Increase in Net Assets Resulting from Operations	8,858,219

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2007[a]	2006

Operations ($):
Investment (loss)—net	(276,485)	(232,195)
Net realized gain (loss) on investments	2,856,541	1,176,365
Net unrealized appreciation
(depreciation) on investments	6,278,163	(1,257,956)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,858,219	(313,786)

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	—	(148,457)
Class B shares	—	(83,211)
Class C shares	—	(48,862)
Class I shares	—	(6,016)
Class T shares	—	(7,454)
Net realized gain on investments:
Class A shares	(486,343)	(530,393)
Class B shares	(196,653)	(354,458)
Class C shares	(162,514)	(219,944)
Class I shares	(20,812)	(19,950)
Class T shares	(29,625)	(28,681)
Total Dividends	(895,947)	(1,447,426)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	6,052,728	13,615,370
Class B shares	625,161	2,591,255
Class C shares	1,279,843	2,750,396
Class I shares	119,684	455,374
Class T shares	455,837	789,314

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,

	2007[a]	2006

Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A shares	432,090	488,022
Class B shares	167,393	398,675
Class C shares	149,777	226,463
Class I shares	20,812	24,967
Class T shares	20,459	31,693
Cost of shares redeemed:
Class A shares	(9,826,873)	(5,960,002)
Class B shares	(3,216,734)	(3,077,997)
Class C shares	(1,737,375)	(2,137,532)
Class I shares	(204,957)	(154,323)
Class T shares	(563,268)	(347,365)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(6,225,423)	9,694,310
Total Increase (Decrease) in Net Assets	1,736,849	7,933,098

Net Assets ($):
Beginning of Period	27,423,512	19,490,414
End of Period	29,160,361	27,423,512
Accumulated investment (loss)—net	—	(162,697)

16

	Year Ended September 30,

	2007[a]	2006

Capital Share Transactions:
Class A [b]
Shares sold	217,925	557,540
Shares issued for dividends reinvested	17,465	21,754
Shares redeemed	(390,164)	(247,639)
Net Increase (Decrease) in Shares Outstanding	(154,774)	331,655

Class B [b]
Shares sold	23,879	108,262
Shares issued for dividends reinvested	6,914	17,999
Shares redeemed	(129,950)	(127,801)
Net Increase (Decrease) in Shares Outstanding	(99,157)	(1,540)

Class C
Shares sold	46,407	114,815
Shares issued for dividends reinvested	6,166	10,196
Shares redeemed	(68,387)	(91,309)
Net Increase (Decrease) in Shares Outstanding	(15,814)	33,702

Class I
Shares sold	4,372	18,235
Shares issued for dividends reinvested	835	1,108
Shares redeemed	(8,273)	(6,309)
Net Increase (Decrease) in Shares Outstanding	(3,066)	13,034

Class T
Shares sold	17,009	32,318
Shares issued for dividends reinvested	830	1,414
Shares redeemed	(21,241)	(13,149)
Net Increase (Decrease) in Shares Outstanding	(3,402)	20,583

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	During the period ended September 30, 2007, 13,419 Class B shares representing $345,374 were automatically converted to 13,112 Class A shares and during the period ended September 30, 2006, 50,409 Class B shares representing $1,230,670 were automatically converted to 49,684 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,

Class A Shares	2007	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	22.99	24.40	16.96	12.50
Investment Operations:
Investment income (loss)—net [b]	(.21)	(.13)	.13	.10
Net realized and unrealized
gain (loss) on investments	9.97	.31	7.90	4.36
Total from Investment Operations	9.76	.18	8.03	4.46
Distributions:
Dividends from investment income—net	—	(.35)	(.06)	—
Dividends from net realized
gain on investments	(.91)	(1.24)	(.53)	—
Total Distributions	(.91)	(1.59)	(.59)	—
Net asset value, end of period	31.84	22.99	24.40	16.96

Total Return (%) [c]	43.63	.88	48.74	35.68[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69	1.70	2.57	6.80[d]
Ratio of net expenses to average net assets	1.68	1.50	1.51	1.38[d]
Ratio of net investment income
(loss) to average net assets	(.80)	(.52)	.66	.65[d]
Portfolio Turnover Rate	55.94	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	16,431	15,423	8,278	2,162

[a]	From October 31, 2003 (commencement of operations) to September 30, 2004.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

18

		Year Ended September 30,

Class B Shares	2007	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	22.55	24.10	16.84	12.50
Investment Operations:
Investment (loss)—net [b]	(.40)	(.31)	(.00)[c]	(.01)
Net realized and unrealized
gain (loss) on investments	9.73	.29	7.82	4.35
Total from Investment Operations	9.33	(.02)	7.82	4.34
Distributions:
Dividends from investment income—net	—	(.29)	(.03)	—
Dividends from net realized
gain on investments	(.91)	(1.24)	(.53)	—
Total Distributions	(.91)	(1.53)	(.56)	—
Net asset value, end of period	30.97	22.55	24.10	16.84

Total Return (%) [d]	42.55	.03	47.71	34.72[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.47	2.49	3.19	8.44[e]
Ratio of net expenses to average net assets	2.47	2.25	2.26	2.07[e]
Ratio of net investment (loss)
to average net assets	(1.57)	(1.29)	(.01)	(.05)[e]
Portfolio Turnover Rate	55.94	69.92	114.16	155.28[e]

Net Assets, end of period ($ x 1,000)	5,406	6,172	6,634	718

[a]	From October 31, 2003 (commencement of operations) to September 30, 2004.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

Class C Shares	2007	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	22.63	24.15	16.85	12.50
Investment Operations:
Investment income (loss)—net [b]	(.40)	(.31)	.01	(.01)
Net realized and unrealized
gain (loss) on investments	9.76	.31	7.82	4.36
Total from Investment Operations	9.36	—	7.83	4.35
Distributions:
Dividends from investment income—net	—	(.28)	—	—
Dividends from net realized
gain on investments	(.91)	(1.24)	(.53)	—
Total Distributions	(.91)	(1.52)	(.53)	—
Net asset value, end of period	31.08	22.63	24.15	16.85

Total Return (%) [c]	42.58	.09	47.68	34.80[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.41	2.42	3.17	8.12[d]
Ratio of net expenses to average net assets	2.41	2.25	2.21	2.07[d]
Ratio of net investment income
(loss) to average net assets	(1.52)	(1.28)	.03	(.09)[d]
Portfolio Turnover Rate	55.94	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	5,521	4,377	3,857	604

[a]	From October 31, 2003 (commencement of operations) to September 30, 2004.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

20

		Year Ended September 30,

Class I Shares	2007[a]	2006	2005	2004 [b]

Per Share Data ($):
Net asset value, beginning of period	23.14	24.53	17.01	12.50
Investment Operations:
Investment income (loss)—net [c]	(.15)	(.07)	.15	.11
Net realized and unrealized
gain (loss) on investments	10.06	.29	7.98	4.40
Total from Investment Operations	9.91	.22	8.13	4.51
Distributions:
Dividends from investment income—net	—	(.37)	(.08)	—
Dividends from net realized
gain on investments	(.91)	(1.24)	(.53)	—
Total Distributions	(.91)	(1.61)	(.61)	—
Net asset value, end of period	32.14	23.14	24.53	17.01

Total Return (%)	44.01	1.12	49.15	36.08[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.45	1.38	2.61	8.19[d]
Ratio of net expenses to average net assets	1.45	1.25	1.23	1.15[d]
Ratio of net investment income
(loss) to average net assets	(.57)	(.28)	.81	.75[d]
Portfolio Turnover Rate	55.94	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	697	573	287	340

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	From October 31, 2003 (commencement of operations) to September 30, 2004.
[c]	Based on average shares outstanding at each month end.
[d]	Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

Class T Shares	2007	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	22.93	24.38	16.93	12.50
Investment Operations:
Investment income (loss)—net [b]	(.31)	(.19)	.06	.04
Net realized and unrealized
gain (loss) on investments	9.92	.30	7.92	4.39
Total from Investment Operations	9.61	.11	7.98	4.43
Distributions:
Dividends from investment income—net	—	(.32)	—	—
Dividends from net realized
gain on investments	(.91)	(1.24)	(.53)	—
Total Distributions	(.91)	(1.56)	(.53)	—
Net asset value, end of period	31.63	22.93	24.38	16.93

Total Return (%) [c]	43.08	.60	48.36	35.44[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.06	2.05	3.03	9.09[d]
Ratio of net expenses to average net assets	2.06	1.75	1.80	1.61[d]
Ratio of net investment income
(loss) to average net assets	(1.18)	(.80)	.30	.25[d]
Portfolio Turnover Rate	55.94	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	1,106	880	434	286

[a]	From October 31, 2003 (commencement of operations) to September 30, 2004.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Natural Resources Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1,2007,Mellon Financial Corporation (“Mellon Financial”) and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class I and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class),

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-ended investment companies that are not traded on the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a

24

pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends

26

from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax author-ity.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At September 30, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $39,456, undistributed capital gains $2,304,302 and unrealized appreciation $8,638,873.

The tax characters of distributions paid to shareholders during the fiscal periods ended September 30, 2007 and September 30, 2006 were as follows: ordinary income $323,918 and $971,823, and long-term capital gains $572,029 and $475,603, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, net operating losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $439,182 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $500 thousand for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under either line of credit during the period ended September 30, 2007, was $31,500 with a related weighted average annualized interest rate of 5.82% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended September 30, 2007, the Distributor retained $9,954 and $11 from commissions earned on sales of the fund’s Class A and Class T shares respectively and $15,564 and $941 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.

28

During the period ended September 30, 2007, Class B, Class C and Class T shares were charged $39,494, $34,719 and $2,326, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2007, Class A, Class B, Class C and Class T shares were charged $33,896, $13,165, $11,573 and $2,326, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2007, the fund was charged $20,930 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2007, the fund was charged $7,138 pursuant to the custody agreement.

During the period ended September 30, 2007, the fund was charged $4,579 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $17,253, Rule 12b-1 distribution plan fees $6,772, shareholder services plan fees $5,612, custodian fees $1,687, chief compliance officer fees $2,411 and transfer agency per account fees $3,490.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2007, amounted to $13,907,677 and $22,067,004, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 2007 the fund did not have any open forward currency exchange contracts.

At September 30, 2007, the cost of investments for federal income tax purposes was $22,465,042; accordingly, accumulated net unrealized appreciation on investments was $8,637,821, consisting of $8,871,965 gross unrealized appreciation and $234,144 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Natural Resources Fund (one of the funds comprising Dreyfus Premier Opportunity Funds) as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Natural Resources Fund at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York November 15, 2007

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.5810 per share as a long-term capital gain distribution and $.3290 per share as a short-term capital gain distribution of the $.9100 per share paid on December 18, 2006. Also the fund hereby designates 48.75% of the ordinary dividends paid during the fiscal year ended September 30, 2007 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $685 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At meetings of the Board of Trustees of the Company held on July 19-20, 2007, the Board considered the re-approval of the fund’s Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the fund’s Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the fifth quintile (among the highest expense ratios) of the Expense Group and Expense Universe.The Board noted the fund’s small asset size and the effect that certain fixed costs can have on funds with lower assets.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and comparisons of performance to a group of comparable funds (the “Performance Group”) that were composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Manager also provided a comparison of the fund’s calendar year total returns to the returns of its benchmark index. The Board noted that the fund’s performance was below the medians of the Performance Group and Performance Universe for the 1-, 2- and 3-year periods ended May 31, 2007, although it was very favorable on an absolute basis.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the

34

profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the fund:

  The Board concluded that the nature, extent and quality of the services provided by the Manager to the fund are adequate and appropriate.
  The Board was satisfied with the fund’s performance on an absolute basis.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163

———————

Clifford L. Alexander, Jr. (74)
Board Member (2000)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 53

———————
David W. Burke (71) Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 88

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Whitney I. Gerard (72) Board Member (2003)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28

———————
George L. Perry (73) Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 26

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

40

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,585 in 2006 and $47,931 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,366 in 2006 and $10,244 in 2007. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2006 and $-0- in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $9,178 in 2006 and $4,997 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $ -0- in 2006 and $-0- in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $655 in 2006 and $675 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $ -0- in 2006 and $-0- in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $443,981 in 2006 and $1,667,704 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER OPPORTUNITY FUNDS
-	Dreyfus Premier Enterprise Fund
-	Dreyfus Premier Natural Resources Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 26, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	November 26, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)